                                                                    Exhibit 4(a)

 NUMBER                                                   SHARES
[           ]                                            [             ]

                                 UAM FUNDS TRUST

                        HEITMAN/PRA REAL ESTATE PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

                         SHARES OF BENEFICIAL INTEREST,
                                WITHOUT PAR VALUE

                                    CUSIP #:

THIS CERTIFIES THAT
                                           SPECIMEN           ORGANIZED UNDER
                                                               THE LAWS OF THE
                                                              STATE OF DELAWARE

IS THE OWNER OF

               TRANSFERABLE ONLY ON THE BOOKS OF THE ABOVE TRUST BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

               THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST OF UAM FUNDS TRUST TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE SUB-TRANSFER AGENT. WITNESS, THE FACSIMILE SEAL OF UAM FUNDS TRUST AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:                                 COUNTERSIGNED AND REGISTERED:
                                       THE CHASE MANHATTAN BANK,
                                       SUB-TRANSFER AGENT AND REGISTRAR

                                                    SPECIMEN
PRESIDENT      TREASURER                   BY
                                           AUTHORIZED SIGNATURE

                                 UAM FUNDS TRUST

         THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER UPON REQUEST A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE PORTFOLIO IS AUTHORIZED TO ISSUE. SUCH REQUEST MAY BE MADE TO THE SUB-TRANSFER AGENT OF THE COMPANY AT ITS OFFICE IN BOSTON, MASSACHUSETTS.

                  THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS.


TEN COM - as tenants in common              UNIF GIFT MIN ACT________________  Custodian______________
                                                                    (Cust)                   (Minor)
TEN ENT - as tenants by the entireties                              under Uniform Gifts to Minor Act

JT TEN - as joint tenants with right of survivorship and not as tenants in common           ______________
                                                                                               (State)
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ____________ HEREBY SELL ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT

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ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED PORTFOLIO
WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ________________ 19 ____

SIGNATURE GUARANTEED

                                            -----------------------------------

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(SIGNATURE OF SELLER MUST BE GUARANTEED)